Exhibit 31.1

     I, Gerard M. Banmiller, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of 1st Colonial Bancorp, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of 1st Colonial Bancorp as of, and for, the periods presented in this quarterly report;

     4. 1st Colonial Bancorp's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for 1st Colonial Bancorp and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to 1st Colonial Bancorp, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared.

          (b) Evaluated the effectiveness of 1st Colonial Bancorp's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of June 30, 2003, based on such evaluation; and

          (c) Disclosed in this quarterly report any change in 1st Colonial Bancorp's internal control over financial reporting that occurred during the quarter ended June 30, 2003 that has materially affected, or is reasonably likely to materially affect, 1st Colonial's internal control over financial reporting.

     5. 1st Colonial Bancorp's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to 1st Colonial Bancorp's auditors and the audit committee of 1st Colonial Bancorp's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect 1st Colonial Bancorp's ability to record, process, summarize and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in 1st Colonial Bancorp's internal control over financial reporting.

Date  August 13, 2003


                             /s/  Gerard M. Banmiller
                             ----------------------------
                             Gerard M. Banmiller
                             President and
                             Chief Executive Officer